                                                                    EXHIBIT 24.3


                                POWER OF ATTORNEY

     I, the undersigned member of the Board of Managers of DJ ORTHOPEDICS, LLC, do hereby constitute and appoint LESLIE H. CROSS and CYRIL TALBOT III, or either of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as manager and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto; and I do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person on behalf of the registrant and in the capacity and on the dates indicated:

Signature                              Title                   Date
---------                              -----                   ----

/s/ W. BRETT INGERSOLL                 Manager                 April 24, 2001
------------------------
W. Brett Ingersoll

                                POWER OF ATTORNEY

     I, the undersigned director of DJ ORTHOPEDICS CAPITAL CORPORATION, do hereby constitute and appoint LESLIE H. CROSS and CYRIL TALBOT III, or either of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as director and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto; and I do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person on behalf of the registrant and in the capacity and on the dates indicated:

Signature                              Title                   Date
---------                              -----                   ----

/s/ W. BRETT INGERSOLL                 Manager                 April 24, 2001
---------------------------
W. Brett Ingersoll

                                POWER OF ATTORNEY

     I, the undersigned member of the Board of Managers of DONJOY, L.L.C., do hereby constitute and appoint LESLIE H. CROSS and CYRIL TALBOT III, or either of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as manager and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto; and I do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person on behalf of the registrant and in the capacity and on the dates indicated:


Signature                              Title                   Date
---------                              -----                   ----

/s/ W. BRETT INGERSOLL                 Manager                 April 24, 2001
---------------------------
W. Brett Ingersoll